UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2025

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
At the 2025 Annual Meeting of Stockholders of SLM Corporation (the “Company”) held on June 17, 2025 (the “Annual Meeting”), the Company’s stockholders approved the SLM Corporation 2025 Employee Stock Purchase Plan (the “2025 ESPP”). The Board of Directors of the Company had previously approved the 2025 ESPP, subject to stockholder approval at the Annual Meeting.
A description of the material terms and conditions of the 2025 ESPP is contained in detail in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2025 (the “Proxy Statement”) under the heading “Proposal 2 - Approval of the SLM Corporation 2025 Employee Stock Purchase Plan”, and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the 2025 ESPP, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On June 17, 2025, the Company held the Annual Meeting. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s stockholders elected the following 13 directors, each for a one-year term, to serve until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes

Janaki Akella	179,170,483	9,272,260	60,815	6,905,267
R. Scott Blackley	187,592,121	842,600	68,837	6,905,267
Mary Carter Warren Franke	183,625,411	4,817,232	60,915	6,905,267
Daniel Greenstein	188,340,814	101,537	61,207	6,905,267
Henry F. Greig	188,336,940	105,982	60,636	6,905,267
Mark L. Lavelle	185,461,594	2,981,675	60,289	6,905,267
Christopher T. Leech	187,468,429	972,901	62,228	6,905,267
Ted Manvitz	187,492,021	950,332	61,205	6,905,267
Jim Matheson	179,883,118	8,370,255	250,185	6,905,267
Gary Millerchip	188,189,617	252,732	61,209	6,905,267
Vivian C. Schneck-Last	185,878,827	2,516,781	107,950	6,905,267
Jonathan W. Witter	187,661,678	781,590	60,290	6,905,267
Kirsten O. Wolberg	185,906,399	2,489,137	108,022	6,905,267

Proposal 2 – Approval of the 2025 ESPP. The Company’s stockholders approved the 2025 ESPP, including the number of shares of Common Stock of the Company authorized for issuance under the 2025 ESPP.

For	Against	Abstain	Broker Non-Votes
187,835,306	649,887	18,365	6,905,267

Proposal 3 – Advisory Vote on Executive Compensation. The Company’s stockholders approved, by an advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
186,740,059	1,659,282	104,217	6,905,267

Proposal 4 – Ratification of the Appointment of KPMG LLP. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
194,303,062	1,046,138	59,625	—

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

10.1	SLM Corporation 2025 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: June 20, 2025	By:	/s/ Nicolas Jafarieh
Nicolas Jafarieh
Executive Vice President and Chief Legal, Government Affairs, and Communications Officer